                                                                   EXHIBIT 10.04
                                                                   -------------

Confidential treatment with respect to certain information in this exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                           LETTER AGREEMENT TO AMEND

                      DEVELOPMENT AGREEMENT NO. 37-001-97
                        - Fetch & Stuff Phase 2 - 1997-

                           AMENDMENT NO. 37-001-97-A
                           -------------------------

This Letter Agreement dated March 6, 1997 is in regard to Development Agreement No. 37- 001-97 dated January 24, 1997, and constitutes an amendment to portions of the Development Agreement and to one or more of the Exhibits attached thereto, in accordance with Article 11 of the Development Agreement.

At the request of U S WEST's Fetch & Stuff Project Director, CGI will complement the current Fetch & Stuff Phase 2 consulting services by providing additional CGI resources in support of new Interconnect interface work relating to the Fetch & Stuff Engine. These additional consulting services will include software design, developing the software interface and updating all related technical documentation and will be incorporated into the existing schedule, statement of work and deliverables, under U S WEST's direction.

Five (5) additional CGI team members will be included to perform the Interconnect related project work for approximately two (2) project months of effort, currently estimated from March 3, 1997 through May 30, 1997. This
Amendment includes additional funding in the amount of $[     ] to the original
work scoped in Development Agreement 37-001-97.

The Projected Cost and Payment for the Project in Article 5 of the Development
Agreement have been increased by $[     ] to $[     ].

Exhibit 2 - Estimated Cost is amended as attached.

This Amendment describes the expanded scope, in accordance with the current intent of the parties, for which the Fetch & Stuff Phase 2 Development Agreement is being modified hereunder. It is understood by the parties that the consulting services will continue to be provided by CGI under this Development Agreement and Amendment as subject to change in accordance with U S WEST direction.



37-001-97A                             1                           March 6, 1997

Except as expressly set forth in this Letter Agreement, the terms of the Development Agreement and all signed amendments shall remain in full force and effect.

IN WITNESS WHEREOF, Licensee and CGI have executed this Letter Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                         LICENSEE

By: /s/ Dennis Yablonsky                     By: /s/ Barbara Irwin
    -----------------------                      -----------------------------

Title:  President/CEO                        Title:  Director IAD/SDS
        -------------------                          -------------------------

Date:   3/18/97                              Date:   03/10/97
        -------------------                          -------------------------


                                             U S WEST BUSINESS RESOURCES, INC.
                                             ACTING AS AGENT FOR: LICENSEE

                                             By:
                                                 -----------------------------

                                             Title:
                                                    --------------------------

                                             Date:
                                                    --------------------------



37-001-97A                             2                           March 6, 1997

                           EXHIBIT 2 - ESTIMATED COST
                           --------------------------

COST OVERVIEW

The total cost of the work net of discounts is estimated at $[ ] based on expected time and material expenses, which represents an increase of $[ ] above the original funding approved for Fetch & Stuff Phase 2 of $[ ]. No travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Work will be provided on a time and materials basis. The cost estimate and applicable discount breakouts being extended are as shown below. The [ ]% Alliance Discount has been extended pursuant to the GLA extension executed between U S WEST and CGI in December, 1996. The [ ]% Facilities Discount (includes [ ]% computer and [ ]% building discount) is extended under the assumption that all work will be performed at U S WEST facilities for this project. CGI has extended the [ ]% Volume Discount in recognition of this being a significant follow-on to the original proof of concept project provided under Development Agreement 37-001-96.

-----------------------------------------------------------------------------------------------------------
                      ITEMIZATION OF COSTS                                         AMOUNTS
-----------------------------------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                      $[    ]

        LESS: [   ]% ALLIANCE DISCOUNT                                                [    ]

        LESS: [   ]% VOLUME DISCOUNT                                                  [    ]

        LESS: [   ]% FACILITIES DISCOUNT                                              [    ]
-----------------------------------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                            [    ]
-----------------------------------------------------------------------------------------------------------
TRAVEL EXPENSES                                                                         0
-----------------------------------------------------------------------------------------------------------
      TOTAL AMENDED DA ESTIMATE:                                                     $[    ]
-----------------------------------------------------------------------------------------------------------





37-001-97A                             3                           March 6, 1997

Estimated hours by skill category are as follows:

-------------------------------------------------------------------------------------------------------------
                  CATEGORY                           CONTRIBUTION BY        TOTAL ESTIMATED HOURS
                                                        CATEGORY
-------------------------------------------------------------------------------------------------------------
Manager                                                    .75                          [    ]

Principal Engineer

                                                           .7                           [    ]

Sr. Engineer III

                                                           .2                           [    ]

Sr. Engineer II                                             1                           [    ]

Sr. Engineer I                                            3.4                           [    ]

Engineer                                                  1.5                           [    ]

Associate Engineer                                         .2                           [    ]

-------------------------------------------------------------------------------------------------------------
          TOTAL CONTRIBUTION / HOURS:                     7.65                          [    ]
-------------------------------------------------------------------------------------------------------------


U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.



37-001-97A                             4                           March 6, 1997